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                                  EXHIBIT 23.1

                        [ARTHUR ANDERSEN LLP LETTERHEAD]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-63307 and 333-85835.



                                                    /s/ Arthur Andersen LLP

Tampa, Florida,
   December 23, 1999